1 First Financial to strategically expand in Chicago with acquisition of BankFinancial August 11, 2025 Exhibit 99.2

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of First Financial and BankFinancial, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transactions on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of First Financial or BankFinancial or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward- looking statements. Such risks, uncertainties and assumptions include, among others, the following: • the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; • the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and the possibility that the proposed transaction does not close when expected or at all because required regulatory approvals, the approval by BankFinancial’s shareholders, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all; • the outcome of any legal proceedings that may be instituted against First Financial or BankFinancial; • the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which First Financial and BankFinancial operate; • the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected; • the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; • the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events; • the diversion of management’s attention from ongoing business operations and opportunities; • potential adverse reactions of First Financial’s or BankFinancial’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; • a material adverse change in the financial condition of First Financial or BankFinancial; • changes in First Financial’s share price before closing; • risks relating to the potential dilutive effect of shares of First Financial’s common stock to be issued in the proposed transaction; • general competitive, economic, political and market conditions; • major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; and • other factors that may affect future results of First Financial or BankFinancial, including, among others, changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board, the Office of the Comptroller of the Currency and legislative and regulatory actions and reforms. Cautionary Note Regarding Forward-Looking Statements 2

These factors are not necessarily all of the factors that could cause First Financial, BankFinancial, or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm First Financial’s, BankFinancial’s, or the combined company’s results. Although each of First Financial and BankFinancial believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of First Financial or BankFinancial will not differ materially from any projected future results expressed or implied by such forward- looking statements. Additional factors that could cause results to differ materially from those described above can be found in each of First Financial’s and BankFinancial’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents subsequently filed by First Financial and BankFinancial with the Securities Exchange Commission (“SEC”). The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on First Financial, BankFinancial or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. First Financial and BankFinancial urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by First Financial and BankFinancial. Forward-looking statements speak only as of the date they are made, and First Financial and BankFinancial undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval with respect to the proposed transaction between First Financial and BankFinancial. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Important Additional Information about the Transaction and Where to Find It In connection with the proposed transaction, First Financial intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of First Financial capital stock to be issued in connection with the proposed transaction. The Registration Statement will include a proxy statement of BankFinancial and a prospectus of First Financial (the “Proxy Statement/Prospectus”), and First Financial and BankFinancial may file with the SEC other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST FINANCIAL, BANKFINANCIAL AND THE PROPOSED TRANSACTION AND RELATED MATTERS. A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about First Financial and BankFinancial, may be obtained, free of charge, at the SEC’s website (www.sec.gov) when they are filed. Copies of documents filed with the SEC by First Financial will be made available free of charge in the "Investor Relations" section of First Financial's website, https://www.bankatfirst.com/about/investor-relations.html. Copies of documents filed with the SEC by BankFinancial will be made available free of charge in the "Investor Relations" section of BankFinancial's website, https://www.bankfinancial.com/investor-relations. The information on First Financial’s and BankFinancial’s websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC. Participants in Solicitation BankFinancial and its directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information concerning BankFinancial’s participants is set forth in the Proxy Statement, dated June 16, 2025, for BankFinancial’s 2025 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and interests of participants of BankFinancial in the solicitation of proxies in respect of the Merger will be included in the Registration Statement and Proxy Statement/Prospectus to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph. Cautionary Note Regarding Forward-Looking Statements 3

Transaction highlights

Strategically expands presence in economically robust Chicago market with strong core deposit franchise	✓ Acquisition of a low cost, granular core deposit franchise with $1.4Bn of assets and +100 year presence in Chicago market ✓ Complementary to existing Northwest Indiana presence, Chicago Commercial LPO, Agile Premium Finance headquarters and Bannockburn FX office ✓ Well-priced expansion opportunity at 0.91x Price / TBV and (1.2)% Core Deposit Premium
Financially attractive with immediate accretion to earnings and minimal TBV impact	✓ +2% Earnings per Share accretion ✓ De minimis TBV dilution ✓ Enhances key profitability metrics, including ~100bps improvement in Efficiency Ratio and ~75bps improvement in ROTCE
Significant excess capital and liquidity – incremental excess funding capacity to be created with efficient balance sheet repositioning	✓ Ability to leverage BankFinancial's significant excess capital (20.7% CET1 ratio) and liquidity (66% Loan / Deposit ratio) for future growth ✓ Plan to reposition BankFinancial's entire multifamily loan portfolio post-closing to create incremental funding capacity and efficiently remix assets ✓ Balance sheet and capital improve on a pro forma basis
Consistent operating philosophies drives low execution risk	✓ Proven strong credit culture and risk management practices ✓ Low execution risk given relative size ✓ Limited resource requirement will not disrupt internal initiatives or the consideration of other strategic opportunities

FIRST
first financial bancorp

4

EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

Overview of BankFinancial

Overview of BankFinancial

Total Assets	$1.4Bn
Total Deposits	$1.2Bn
Headquarters	Burr Ridge, Illinois
Chairman & Chief Executive Officer	Morgan Gasior
Year Founded	1924
Branches	18 Full-Service Retail Branches
Ticker	BFIN (NASDAQ-Listed)

Key franchise highlights

1. Attractive low cost, core deposit franchise
2. Significant scarcity value in Chicago MSA
3. Strong capitalization and excess liquidity profile
4. Limited borrowings and no brokered deposits
5. Robust credit quality and underwriting philosophy

Financial summary

Balance Sheet & Capital (As of 2Q'25 Unless Otherwise Stated, %)	
Cash & Securities / Assets	40
Loan / Deposit Ratio	66
Non-Time Deposit Composition	79
TCE / TA	10.9
CET1 Ratio	20.7
NCOs / Avg. Loans (YTD 1H'25)	0.11
Profitability – Core [1] (2Q'25, %)	
Return on Avg. Assets	0.56
Net Interest Margin	3.43
Efficiency Ratio	83
Fee Income Ratio	12

Loan & Deposit composition

Loan composition



Consumer <0%
1-4 Family 2%
Commercial Loans & Leases 24%
Non-Residential Real Estate 13%
Multi-Family Residential Real Estate 61%

Loans: $0.8Bn
Yield on Loans: 5.17%

Deposit composition



Certificates of Deposit 21%
Noninterest Bearing 18%
Savings 13%
Interest Bearing Checking 23%
Money Market 25%

Deposits: $1.2Bn
Cost of Deposits: 1.49%

Note: Financial Data as of 2Q'25

[1] Based on illustrative core profitability metrics, which includes adjustments for non-recurring unusual items during the quarter (a specific lease reserve, write-down related to repossessed machinery, legal fees, professional fees, and BOLI benefit)

first financial bancorp

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EQUAL OPPORTUNITY LENDER FDIC

Complementary Chicago presence



MICHIGAN
Milwaukee
Grand Rapids
Lansing
Chicago
INDIANA
Indianapolis
Cincinnati
Louisville
Columbus
OHIO
KENTUCKY
Hoffman Estates
Skokie
Evanston
Wheaton
Chicago
Naperville
Bollingbrook
Tinley Park
Gary
FFBC (Incl. Westfield)
BFIN

Complementary to existing presence

- ✓ Extension of Northwest Indiana retail network
- ✓ Adds branches to existing Chicago commercial LPO
- ✓ Agile Premium Finance headquartered in Chicago MSA
- ✓ Bannockburn FX office in downtown Chicago

Chicago MSA highlights

9.2MM Total Population	**$860Bn** Gross Domestic Product	**29** Fortune 500 Company Headquarters [(1)]
$596Bn Total Market Deposits	**3.5MM** Total Households	**$86.6K** Median Household Income
#3 Largest US Metro Economy	**#1** US Metro for Corporate Relocation & Expansion	**+6.3%** Projected 5-Year Household Income Growth

Select large employers

McDonald's, Allstate, KraftHeinz, JLL, Walgreens Boots Alliance, Gallagher, UNITED

[1] Includes surrounding areas
Source: S&P Capital IQ Pro, Moody's, World Business Chicago

FIRST
first financial bancorp

6

EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

Summary financial impacts

	Key Items	Pro Forma Financial Impacts Excluding Day 2 CECL Double Count	Pro Forma Financial Impacts Including Day 2 CECL Double Count
Pro Forma Impacts	Earnings per Share (Fully Phased-In)	+2.0%	+2.1%
	TBV per Share at Closing	(0.1)%	(0.4)%
	TBV Earnback (Crossover Method)	0.1 Years	0.8 Years
Balance Sheet	CET1 Ratio Impact at Closing	+32 Bps	+28 Bps
	Loan / Deposit Ratio Improvement	400 Bps	400 Bps
Profitability	Efficiency Ratio Improvement	98 Bps	101 Bps
	Return on Tangible Common Equity	+74 Bps	+83 Bps

FIRST
first financial bancorp

7

EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

Transaction terms

Consideration & Deal Value

- **Consideration Mix** – 100% FFBC common stock
- **Exchange Ratio** – Fixed exchange ratio of 0.4800x
  - Approximately 6 million shares issued to BankFinancial in transaction
- **Transaction Value** – $142 million deal value, or $11.37 per BankFinancial share (1)
- **Pro Forma Ownership** – First Financial: 94% / BankFinancial: 6%

Transaction Multiples

- **Price / TBV** – 0.91x
- **Core Deposit Premium** – (1.2)%
- **Market Premium** – 5%

Closing & Other

- **Closing Date** – Targeted close in 4Q'25
- **Integration** – Expected efficient integration leveraging First Financial's proven acquisition expertise
- **Name and Brand** – To be rebranded as First Financial Bank
- **Approvals** – Requires customary regulatory approvals and approval by BankFinancial's shareholders

[1] Based on First Financial closing share price of $23.69 on August 8, 2025

FIRST
first financial bancorp
8
EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

Key transaction assumptions

Key Merger Assumptions	• **Cost Savings** – Approximately 45% of BankFinancial's annual operating expense – 75% phase-in during 2026 and 100% in 2027 and thereafter • **One-Time Merger Expenses** – $25 million pre-tax; fully reflected in pro forma impacts at closing • **Core Deposit Intangible** – 3.50% of BankFinancial's non-time deposits – Amortized over 10 years using sum-of-years digits method
Fair Value Adjustments	• **Loan Credit Mark** – 1.9% of BankFinancial's total loans – Analysis shown with and without CECL "double-count"; credit mark composition of 50% purchase credit deteriorated (PCD) / 50% Non-PCD with CECL "double-count" – Additional write-down assumed on equipment leases • **Loan Interest Rate FMV Adjustment** – $39 million estimated at close, or 4.9% of loans – Accreted into earnings over 7 years using sum-of-years-digits method • **Other Interest Rate FMV Adjustments –** Approximately $1 million
Other	• **Multifamily Loan Repositioning** – Expected disposition of entire ~$500 million BankFinancial multifamily loan portfolio post closing to create incremental funding capacity • **Securities Repositioning** – Assumes repositioning of entire BankFinancial securities portfolio post closing • **Durbin Interchange Revenue Impact** – Estimated approx. $0.4 million annual impact • **Incremental Deposit Rate Adjustment** – Assumes more competitive deposit rates on certain products

FIRST
first financial bancorp
9
EQUAL OPPORTUNITY LENDER   EQUAL HOUSING LENDER   FDIC

10 Key takeaways Consistent operating philosophies drives low execution risk Financially attractive with immediate accretion to earnings and minimal TBV impact Strategically expands presence in economically robust Chicago market with strong core deposit franchise Significant excess capital and liquidity – incremental excess funding capacity to be created with efficient balance sheet repositioning

11 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202